Internet Guerilla Marketing

Marc Joseph
President & Founder
DollarDays International, Inc.

9/23/09

Takeaways

How to Increase Organic Search

How to Reduce PPC Spend

Finding Partners to Sell Your Stuff for You

Who Is DollarDays International

DollarDays is the premiere online wholesale distributor and closeout company helping small businesses and entrepreneurs survive and thrive against larger enterprises. There are currently 1,431,494 registered users and we average 30,000 new registrations a month.

Customers buy from DollarDays because:

1. 45,000 high quality general merchandise products
2. Minimum order is just 1 case of any product
3. Wholesale and closeout pricing
4. Convenient with the site being open 24 hours a day
5. Inside sales team works with each customer taking the place of the salespeople who used to call on them directly in their stores.

6th Annual
Business-to-Business
Marketing Summit 2009

Registrations Breakdown



Channels Driving Registrations
Partners
21%
PPC
17%
Organic Search
62%

Organic Search	Pay Per Click	Partners
Google	Google	Linkshare
Yahoo	Go Wholesale	Distributors
Bing	Wholesale Central	Product Feeds
PR	Top Ten Wholesale	Online Stores

Snapshot of Site


State Souvenirs
keychains, postcards, mugs & more!
DollarDays
BRAND NEW! CATEGORY
What are you shopping for?
SKU Lookup
Hottest Topics
Current Promotions
Lowest Prices of the YEAR!
select Flip Flops
up to 20% OFF
TODAY ONLY!
share love
july summer sale
over 8,000 products
20% OFF
Departments
Hundreds of Products for Your Store
State & Regional Souvenirs
Flip Flops
Counter Displays
get up to 75% Off Shipping!
Closeout Window Clings
Sunglasses
Candy & Gum
Candles
Hundreds of Products for Your Online Stores
Wholesale Jewelry
Wholesale Gift Baskets
Womens & Juniors Clothing
Hundreds of Products for Charities
Backpacks
School Supplies
Socks
Brands
Stuff We Just Happen To Like
NEW! Boston College Melody
$44.49
$20.00
Save 55 %
Find more like this...
NEW! Aluminum Water Bottle Set
$38.99
$15.42
Save 60 %
Find more like this...
Great businesses start with a great domain name
ACTIVITY & coloring books
High Fashion, Low Prices
Feature-Rich Hosting
Only $4.95 monthly
register.com

Driving Organic Search

Organic search is the listing on search engine results pages that appear because they are most relevant to the search term entered. The higher on the page a site is ranked, the more relevant the search engine feels it is to the topic entered. DollarDays (DDI) averages 154,263 different words and phrases driving traffic to the site each month. This is from:

1. Continually finding products our customer base wants to resell.
2. Writing descriptions that best reflect what is being sold in each department and of each item.
3. Analyzing which categories are not being picked up organically by search engines and refining how the products are being shown and described.

6th Annual
Business-to-Business
Marketing Summit 2009

Driving Organic Search Thru Key Words


Google
bing

6th Annual
Business-to-Business
Marketing Summit 2009

Driving Organic Search Thru Key Words



DollarDays
What are you shopping for?
Wholesale Pet Supplies - Wholesale Pet Products - Wholesale Pet Supply
Pet Supplies
Best Value
Everything Pets
Shop from 100's of items in each Category
BRAND NEW! CATEGORY
State Souvenirs
TODAY ONLY!
Select FlipFlops
20% OFF



DollarDays
What are you shopping for?
Wholesale Dog Toys - Discount Dog Toys - Discount Dog Toys
View Closeouts
View Sale Items
Add to Cart
BRAND NEW! CATEGORY
State Souvenirs
TODAY ONLY!
Select FlipFlops
20% OFF

Organic Search Using Articles

Publishing interesting information that is timely and helpful to growing a business is another way for customers to find the site. Sites related to this niche information add these articles to their site and refer readers back to DDI as well as search engines see the articles as relevant to search terms.

Driving Organic Search Thru Writing Articles


What are you shopping for?
SKU Lookup
Hottest Topics
Departments
Stay on Budget With Wholesale Wedding Supplies
Bring Home the Memories with Wholesale Souvenirs
NEW!
State Souvenirs
keychains postcards mugs & more!
TODAY ONLY!
Select FlipFlops
up to 20% OFF
get up to 75% Off Shipping!*

6th Annual
Business-to-Business
Marketing Summit 2009

Driving Organic Search Thru Writing Articles



6th Annual
Business-to-Business
Marketing Summit 2009

Driving Organic Search Thru Writing Articles


INCREASE YOUR SALES CONVERSIONS WITH VIDEO WEBSITE FAQS PAGE.
Recent Articles
LOOK BIG!
Free Trial
Mazooma is now available on DollarDays.
DollarDays Business Services
Grow your business
Get quotes from qualified vendors
$ Profit Genie $
What's my profit margin?
What should be my selling price?
What should be my cost of goods?
24 Hr. Deal Steal
POSITION ANALYSIS REPORT (PAR): Dollar Days
EXECUTIVE PAR SUMMARY
Keywords Found on First Page
Keywords Found on Second Page
Keywords Found on Third Page
Total Keywords Found
Total Keywords Not Found
dollardays.com
KEYWORD(S)
GOOGLE
YAHOO!
MSN

Organic Search Using Direct Mail

DDI ran an interesting test sending direct mail to a targeted market. 3 letters were sent with each letter being a little more aggressive in asking the business to visit DDI. We created additional traffic because the message upset half of the recipients while the other half thought it was a cute message. It was too painful dealing with the first half, so we discontinued the campaign. This campaign just reinforced that in direct marketing the message has to be different to stick out from the rest in this very crowded marketing method.

Driving Organic Search Thru Direct Mail

(Mother in Law Approach)



Dear [name],

I hope you received my personal letter of February 6th, 2009. Since it wasn't returned, I assume I have the right address.

In this economic climate, I assume you are as busy as we are keeping the wolf from entering the door! To help, I have a suggestion...

Please call our professional sales representatives at 866-969-7742 or email me at and let me know the type of products you need for your business and/or for your personal use. Chances are that, among the 27,000 items we sell, we'll be able to fit your needs. If not, I'll make sure we get whatever you want. And I promise: you never have to buy more than one case at a time; and our prices on better than you can get elsewhere.

We are a personal service business. So let me offer you that type of service. Please call or email me as soon as you can. Spare a moment. We'll make money together.

P.S. My offer is still open, FREE SHIPPING on your first order.
Enter coupon code: **DMSHIP** at time of checkout on www.dollardays.com.

With best regards,

Marc Joseph



Dear [name],

This is my third offer letter to you without a response. Frankly, I've had better luck getting a return call from my mother in law!

Please call or e-mail us. In return I'll:

1. Make certain we can supply you with whatever product(s) you need. One case at a time; best price anywhere.
2. **Free Shipping** on your first order!
3. Send you a Genuine Swarovski Stone Bracelet as my personal gift to you. Its discounted retail value is $39. But some stores sell Swarovski jewelry like this one for over $100. Attached is a photo of this gift. It's really quite beautiful. You'll love it!

To paraphrase the television show's famous question: "is this my final offer?", I'm afraid it is. So please call me or in e-mail us as soon as possible.

Enter coupon code: **DMFRSP** at time of checkout on www.dollardays.com. FREE SHIPPING on your first order.

Best regards,

Marc Joseph

Driving Organic Search
Thru Direct Mail
(Mother in Law Approach)

Marc
I am the Retail Manager for the Store. I just received you letter in the mail today stating you had better luck contacting your mother in law. Well good for you. If I wanted to order from your company I would contact you and let you know. Since I have not done so I think your answer so be clear.

With your personality it is surprising you have a company at all. I am very offended at your letter and will not be using your company in the future or any time for that matter.
Thank you.
Michelle

I do not work for you, nor do I owe you any money, the manner in which you address prospective business is unbelievable. I am sure my son in law would agree.
Rosiland

Mr. Joseph
This is in response to a letter written by you in regards to placing an order with you. I felt your letter was very unprofessional in that you had better luck in getting a return call from your mother-in-law.

Due to the opening lines of your letter I would never place an order with you.
I did contact your customer service regarding this and told them to remove my name from receiving any future correspondence from Dollar Days.
Eileen

Hi Marc, I have just received your third offer which sounds very attractive. I appreciate your sense of humor and I am ready for my first order, I really appreciate the way you make me feel important as a customer. The joke plus the free shipping makes your offer irresistible. With all my respect: Kalina

---

Hi Marc,
I received your 3rd letter-sorry for not responding. I'm registered on your website and will let everyone in the office know to take a look around at what is available. We all know what you are going thru with your mother in law!
Thank you! Brad

You are very funny with your letters/offers. I do have your information on the side and I will look at your website again very soon!
Live, Love, Laugh & Dream
Susan

Targeted Pay Per Click Spend

Pay Per Click (PPC) is an Internet advertising model used on search engines where advertisers pay their host only when the ad is clicked. DDI bids on keywords relevant to wholesale and closeout products. Spending advertising dollars on the Internet can turn into a black hole if you are not paying attention daily.

1. Keyword reports track those words and phrases that generated orders and tracks words that do not turn into sales. DDI watches this daily and adds budget to words performing well and bids less or not at all on words not performing.
2. Ranking reports tell us what position words have with organic search. Key words DDI believes in but are not organically ranked is where PPC spend is increased.

6th Annual
Business-to-Business
Marketing Summit 2009

Targeted PPC Spend

Major Search Engines


Google
POSITION ANALYSIS REPORT (PAR): Dollar Days
EXECUTIVE PAR SUMMARY
TOTAL RANKINGS
GOOGLE
YAHOO!
MSN
Keywords Found on First Page
Keywords Found on Second Page
Keywords Found on Third Page
Total Keywords Found
Total Keywords Not Found
dollardays.com
KEYWORDS
wholesale clothing

Targeted PPC Spend
Wholesale Portals

The wholesale industry has several vertical Internet portal sites that gather information and consolidate web sites that are all related to the wholesale business. This gives businesses one place to find many of their needed products and services. Examples include:

- www.gowholesale.com
- www.wholesalecentral.com
- www.toptenwholesale.com
- www.wholesalehub.com

6th Annual
Business-to-Business
Marketing Summit 2009

Targeted PPC Spend
Wholesale Portals



wholesaleHUB
Wholesale Candles
Browse by Category
Dollardays Candles
DollarDays.com
1-877-WOW-PRICE
Closeouts
By the CASE
gowholesale
Search
Advertise With Us
DollarDays
1-877-WOW-PRICE

Partners to Sell Your Stuff
Product Feeds

The Internet is the last guerilla marketing venue where entrepreneurs can set up a niche site and with the right allocation of marketing dollars, start attracting customers to buy from their site. Like traditional brick and mortar retailers, if the message and products are easily understood and priced right, there is business to be done. DDI has a program to feed our products directly into these sites where we become the supplier and these customers do all of the marketing and sales.

Partners to Sell Your Stuff

Product Feeds


Google
Google

Partners to Sell Your Stuff
Strategic Relationships

Reaching out to groups that buy by the case for specific locations is what DDI's business development team does. These strategic relationships help in branding the DDI name. Examples include:

- Salvation Army
- Ace Hardware Stores
- Once Upon A Child Stores
- Plato's Closet Stores
- American Humane Society
- American Library Association

6th Annual
Business-to-Business
Marketing Summit 2009

Partners to Sell Your Stuff

Strategic Relationships


DollarDays
DollarDays is your One-Stop-Shop
Back To School!
AMERICAN HUMANE

Partners to Sell Your Stuff
Distributorships

The distributorship is where DDI creates a site exactly like the DDI site except where our logo is, the new distributor's logo goes. DDI handles all the backend which includes credit card processing, shipments to customers, customer questions and the DDI inside sales staff calls customers for re-orders. DDI handles the operations and the distributor is in charge of the sales and marketing.

1. Distributors market to the local businesses and non profits in their towns using their sophisticated site.
2. Distributors are paid by commission monthly.
3. Easy way for entrepreneurs to get into business with no investment in inventory.

6th Annual
Business-to-Business
Marketing Summit 2009

Partners to Sell Your Stuff

Distributorships


CLOSEOUT
FORTUNE
What are you shopping for?
Current Promotions
DollarDays Employee Discount
$25 OFF orders above $250
$75 OFF orders above $500
$150 OFF orders above $1,000
2 DAYS ONLY!
share love
july summer sale
over 7,500 products
20% OFF
Hundreds of Products for Your Store
State & Regional Souvenirs
Flip Flops
Counter Displays
NEW!
State Souvenirs
keychains
postcards
mugs & more!
get up to
75%
Off Shipping!*
Closeout
Window Clings
DUKE'S TRUE WHOLESALE
CATEGORY
SKU Lookup
Hottest Topics
Departments

Partners to Sell Your Stuff
Linkshare/Affiliates

Affiliate marketing is an Internet based advertising practice where DDI pays other sites 5% commission for sales from customers directed from their site buying products from DollarDays. Linkshare connects advertisers (DDI) with Publishers (sites carrying the DDI banner), and tracks all of the activity.

Partners to Sell Your Stuff

Linkshare/Affiliates


Select Banner:
Size
Banner
DollarDays
Over 25,000 products sold at wholesale and closeout pricing!
Closeout Window Clings
2 DAYS ONLY!
DollarDays Employee Discount
$150 cash savings
Click for Details
ACTIVITY
Brands
LinkShare
a Rakuten company
DOLLAR DAYS
Case Study
Online Wholesale Distributor Helps Small Retailers (Big) Box-out the Competition
Overview
Dollar Days is the premiere online wholesale distributor and closeout company that helps small businesses and entrepreneurs compete against larger enterprises that buy bulk wholesale merchandise products.
"When we first opened our online doors in 2001, our mission was to level the playing field between large and small retailers. While we consistently achieved our business goals, we are completely blown away by the opportunities that LinkShare has helped us create in just a few short months. Our viral marketing success leads me to believe that LinkShare has the capability to be the Facebook for retailers on the Internet."
– Marc Joseph, President of Dollar Days and author of 'Secrets of Retailing: How to Beat Wal-Mart.'
Solutions/Services
Grew its business exponentially and established strong brand identity solely through online affiliate strategy that included targeted marketing campaigns and customer-focused coupon offers.
When consumers think about shopping for bargains, they're often immediately drawn to the big-box retailers. Yet are they always cheaper? Is it really more cost effective to buy in bulk? Shouldn't there be a middle ground between 'actual retail price' and the megastores?
Dollar Days, a wildly successful online wholesaler of brand name and specialty goods recognized this gap and found a way to help mom & pop shops, non-profits and home-based businesses compete more effectively with the big-box retailers.
Success
Has built strong and profit-
Through Dollar Days, small retailers are able to purchase their brand-name goods online in quantities and prices that are aligned with their business needs and the demands of their customers -- all without compromising

Summary

Challenge was to begin *branding DDI* without spending the huge amount of marketing dollars traditionally needed for branding. The Internet is the last great marketing tool left to get your message out nationwide at reasonable costs. Using:

- *Organic Search*
- *Prudent PPC Spend*
- *Strategic Partnerships*

Mission is an ongoing process

The Secrets of Retailing… How To Beat Wal-Mart


The Secrets of Retailing,
Or:
How to Beat Wal-Mart!
You will learn the fundamentals of entrepreneurial retailing that will allow you to out-perform the megastores.
Marc Joseph
President and Chief Operating Officer
DollarDays
with Rusty Fisher

Available At:

www.amazon.com

www.dollardays.com

www.borders.com

www.barnesandnoble.com

Credits/Thank You

Big Thanks to:

- Peter Engel, Chairman & CEO, Insignia Solutions, PLC
- Dave Pasternack, President, Didit.com, LLC
- A.J. Lawrence, President, The Jar Group
- Team
  - Virginia Heraz, Director of Promotions
  - Kevin Ryan, Director of Merchandising
  - Jason Pedersen, National Sales Manager
  - Mike Stringer, Business Development Manager

Marc Joseph, Founder & President, DollarDays International, Inc.
Call or email me at: 1-877-837-9569 ext. 103
marc@dollardays.com